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     2002 Annual Report
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     JANUS ENTERPRISE FUND
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                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Report of Independent Accountants ..............................    15

     Explanation of Charts, Tables and Financial Statements .........    16

     Trustees and Officers ..........................................    18

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS ENTERPRISE FUND                        Jonathan Coleman, portfolio manager

For the 12 months ended October 31, 2002, Janus Enterprise Fund declined 22.72%, lagging the 4.78% decline posted by its benchmark, the S&P MidCap 400 Index.(1) This performance earned the Fund a third-quartile ranking, placing it 258th out of 414 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture and, more importantly, the ongoing weight of corporate accounting scandals.

[PHOTO]

I have not changed my investment approach since taking over as portfolio manager of the Fund in February 2002. I have positioned the portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. Most importantly, I want to own businesses with low debt levels that generate significant free cash flow from their operations. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders, via dividends, share repurchase, debt repayment, or smart acquisitions.

Moving on to the performance of the Fund, let me say that I am not happy with the results this year. The first goal is to make money for our shareholders, and we failed to achieve this objective. However, I am encouraged that our relative performance improved during the year, and I feel we have identified many companies at very attractive prices relative to their free cash flow.(3)

Detracting from our performance was Mortgage Guarantee Investment Corporation
(MGIC), which provides private mortgage insurance - a requirement on all residential real estate purchased with less than a 20% down payment. Given the upfront costs the company bears on a mortgage origination, MGIC suffered from a surge in refinancings caused by the substantial drop in interest rates during the year. Refinancing levels tend to be quite volatile and have recently been at an all-time high. Furthermore, even though MGIC suffers in the very near term, the company continues to write insurance that should produce strong cash flow in the years to come. We feel the stock is substantially undervalued and it remains a holding in the Fund.

We also suffered losses in clinical testing provider Laboratory Corporation of America. Although it was a positive contributor to the Fund for the first half of the period, more recently the company lowered its earnings expectations due to pricing competition. We find the threat of competition concerning, and while the Fund continues to own a substantial amount of the stock, we will keep a close watch on Laboratory Corporations' pricing developments.

Another disappointment was Concord EFS, Inc. The electronic transaction and data processing firm was hit hard by its poor second-quarter earnings. Concord disclosed a one-time sale of equipment that contributed to its second-quarter results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale. We consequently trimmed our position.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology (IGT), a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in R&D, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos thrive in the midst of a difficult economic environment.

Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

Going forward, I continue to focus on balancing the Fund in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations for investment ideas while remaining true to the Fund's investment discipline. Volatility in the market is here to stay - this is both good and bad. It provides the opportunity to buy great franchises at discounts to their fair value (our research team uncovers these opportunities every day) and also creates risk. I feel the best way to insulate against that risk on a forward basis is by running a flat portfolio. As such, I keep the top position size in the portfolio capped at approximately 3%. I believe this positioning may help to provide the best opportunity for outperformance in both good and bad markets.

Thank you for your continued investment in Janus Enterprise Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Enterprise Fund 76th out of 162 and 27th out of 50 multi-cap growth funds for the 5-, and 10-year periods, respectively.

(3) The Janus Enterprise Fund 3-month and 6-month performance are reported as a loss of 2.09% and a loss of 19.40%, respectively. The S&P MidCap 400 Index performance for the same time period was a loss of 3.58% and a loss of 20.66%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                      Janus Enterprise Fund  October 31, 2002  1

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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              86.5%                93.7%
  Foreign                                              6.1%                   --
Top 10 Equities                                       22.7%                34.0%
Number of Stocks                                         94                   70
Cash, Cash Equivalents and
  Fixed-Income Securities                             13.5%                 6.3%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Reinsurance                                            5.6%                 2.0%
Radio                                                  3.8%                 1.3%
Medical Instruments                                    3.8%                 1.5%
Oil Companies
  - Exploration and Production                         3.5%                 1.0%
Schools                                                3.4%                 4.1%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Berkshire Hathaway, Inc. - Class B                     3.3%                 2.0%
Lamar Advertising Co.                                  2.9%                 1.6%
St. Jude Medical, Inc.                                 2.8%                 0.9%
International Game Technology                          2.5%                   --
Apollo Group, Inc. - Class A                           2.4%                 3.7%
Kinder Morgan, Inc.                                    2.0%                 3.2%
AFLAC, Inc.                                            1.9%                 0.7%
Laboratory Corporation of
  America Holdings                                     1.7%                 2.3%
Health Management Associates,
  Inc. - Class A                                       1.6%                 1.4%
Moody's Corp.                                          1.6%                 0.6%

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Average Annual Total Return - for the periods ended October 31, 2002

                              One Year    Five Year    Ten Year    Since 9/1/92*
Janus Enterprise Fund         (22.72)%     (1.33)%       7.20%         8.46%
S&P MidCap 400 Index           (4.78)%      7.23%       12.78%        12.98%

Janus Enterprise
Fund
$22,835

S&P MidCap
400 Index
$34,567

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($22,835) as compared to the S&P MidCap 400 Index ($34,567).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includeds reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.5%
Advertising Sales - 2.9%
   1,568,310    Lamar Advertising Co.* ......................     $   53,228,441

Agricultural Operations - 0.2%
     123,040    Bunge, Ltd. .................................          3,122,755

Airlines - 0.9%
     445,533    Ryanair Holdings PLC (ADR)* .................         16,578,283

Automotive - Truck Parts and Equipment - 0.4%
     206,815    Lear Corp.* .................................          7,559,088

Building - Mobile Home and Manufactured Housing - 0.3%
     555,395    Clayton Homes, Inc. .........................     $    6,287,071

Building - Residential and Commercial - 1.3%
      68,400    NVR, Inc.* ..................................         23,187,600

Casino Services - 2.5%
     611,655    International Game Technology* ..............         46,002,573

Commercial Banks - 2.9%
     201,950    Commerce Bancorp, Inc. ......................          9,271,524
     151,315    M&T Bank Corp. ..............................         12,395,725
     683,520    National Commerce Financial Corp. ...........         16,732,570
     273,870    North Fork Bancorporation, Inc. .............         10,533,040
     101,875    TCF Financial Corp. .........................          4,323,575

                                                                      53,256,434

See Notes to Schedule of Investments and Financial Statements.

2  Janus Enterprise Fund  October 31, 2002

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JANUS ENTERPRISE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 3.3%
     362,315    Concord EFS, Inc.* ..........................     $    5,173,858
     627,280    Moody's Corp. ...............................         29,544,888
     910,576    Paychex, Inc. ...............................         26,242,800

                                                                      60,961,546

Computer Services - 0.6%
     579,090    BISYS Group, Inc.* ..........................         10,365,711

Computers - 0.7%
     769,710    Apple Computer, Inc.* .......................         12,369,240

Containers - Metal and Glass - 1.4%
     536,705    Ball Corp. ..................................         25,992,623

Data Processing and Management - 0.4%
     376,250    Certegy, Inc.* ..............................          7,901,250

Disposable Medical Products - 0.7%
     224,830    C.R. Bard, Inc. .............................         12,574,742

Distribution and Wholesale - 1.0%
     109,160    Fastenal Co. ................................          3,705,982
     306,655    W.W. Grainger, Inc. .........................         14,860,501

                                                                      18,566,483

Diversified Operations - 2.1%
   2,194,205    Cendant Corp.* ..............................         25,233,357
      65,397    Lancaster Colony Corp. ......................          2,972,294
     233,810    SPX Corp.* ..................................          9,822,358

                                                                      38,028,009

E-Commerce/Services - 1.1%
     314,480    eBay, Inc.* .................................         19,894,005

Electric Products - Miscellaneous - 0.7%
     352,790    AMETEK, Inc. ................................         12,449,959

Electronic Components - Semiconductors - 0.9%
     474,660    Cree, Inc.*,# ...............................          8,187,885
     698,495    National Semiconductor Corp.* ...............          9,276,014

                                                                      17,463,899

Electronic Design Automation - 0.4%
     714,280    Cadence Design Systems, Inc.* ...............          7,235,656

Entertainment Software - 1.1%
     307,075    Electronic Arts, Inc.* ......................         19,996,724

Fiduciary Banks - 1.3%
     690,675    Northern Trust Corp. ........................         24,049,303

Finance - Investment Bankers/Brokers - 1.1%
     394,940    Lehman Brothers Holdings, Inc. ..............         21,038,454

Financial Guarantee Insurance - 1.3%
     563,630    MGIC Investment Corp. .......................         23,649,915

Food - Dairy Products - 1.3%
     630,315    Dean Foods Co.* .............................         23,630,509

Health Care Cost Containment - 1.4%
   1,016,445    First Health Group Corp.* ...................         26,407,241

Hotels and Motels - 1.3%
     296,075    Marriott International, Inc. - Class A ......          9,157,600
     664,525    Starwood Hotels & Resorts Worldwide, Inc. ...         15,483,432

                                                                      24,641,032

Human Resources - 1.0%
   1,152,655    Robert Half International, Inc.* ............     $   19,249,338

Industrial Gases - 0.3%
     100,890    Praxair, Inc. ...............................          5,498,505

Instruments - Scientific - 0.3%
     151,315    Millipore Corp. .............................          5,146,223

Internet Brokers - 0.4%
     901,465    Charles Schwab Corp. ........................          8,275,449

Investment Management and Advisory Services - 1.0%
     634,275    T. Rowe Price Group, Inc. ...................         17,905,583

Life and Health Insurance - 1.9%
   1,193,310    AFLAC, Inc. .................................         36,324,356

Medical - Biomedical and Genetic - 0.7%
     703,035    Enzon, Inc.* ................................         13,638,879

Medical - Drugs - 1.4%
     173,140    Forest Laboratories, Inc.* ..................         16,965,989
     625,145    King Pharmaceuticals, Inc.* .................          9,595,976

                                                                      26,561,965

Medical - Generic Drugs - 0.4%
     136,745    Barr Laboratories, Inc.* ....................          8,044,708

Medical - HMO - 0.9%
     275,130    Anthem, Inc.* ...............................         17,333,190

Medical - Hospitals - 2.3%
     571,920    Community Health Care Corp.* ................         13,440,120
   1,552,535    Health Management Associates, Inc. - Class A          29,684,469

                                                                      43,124,589

Medical Instruments - 3.8%
   1,072,885    Apogent Technologies, Inc.* .................         19,505,049
   1,441,575    St. Jude Medical, Inc.* .....................         51,334,486

                                                                      70,839,535

Medical Labs and Testing Services - 3.0%
   1,292,800    Laboratory Corporation of America Holdings* .         31,156,480
     379,450    Quest Diagnostics, Inc.* ....................         24,220,293

                                                                      55,376,773

Medical Products - 1.1%
     311,340    Stryker Corp. ...............................         19,645,554

Non-Hazardous Waste Disposal - 0.2%
     548,350    Allied Waste Industries, Inc.* ..............          4,469,053

Oil Companies - Exploration and Production - 3.5%
     793,865    EOG Resources, Inc. .........................         29,396,821
     267,985    Murphy Oil Corp. ............................         22,465,183
     724,685    Ocean Energy, Inc. ..........................         13,500,882

                                                                      65,362,886

Oil Field Machinery and Equipment - 0.7%
     407,660    Smith International, Inc.* ..................         12,743,452

Optical Supplies - 0.4%
     195,595    Alcon, Inc. (New York Shares)* ..............          8,023,307

Pipelines - 2.0%
   1,034,585    Kinder Morgan, Inc. .........................         37,876,157

Printing - Commercial - 0.5%
     359,937    Valassis Communications, Inc.* ..............          9,286,375

See Notes to Schedule of Investments and Financial Statements.

                                      Janus Enterprise Fund  October 31, 2002  3

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JANUS ENTERPRISE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Property and Casualty Insurance - 2.1%
     362,677    W. R. Berkley Corp. .........................     $   13,473,451
     322,700    XL Capital, Ltd. - Class A ..................         24,573,605

                                                                      38,047,056

Radio - 3.8%
     658,750    Cox Radio, Inc. - Class A* ..................         15,638,725
     368,550    Entercom Communications Corp.* ..............         18,140,031
     832,845    Hispanic Broadcasting Corp.* ................         17,906,168
     533,810    Westwood One, Inc.* .........................         19,377,303

                                                                      71,062,227

Reinsurance - 5.6%
      24,930    Berkshire Hathaway, Inc. - Class B* .........         61,327,800
     259,035    Everest Re Group, Ltd. ......................         15,029,211
     187,485    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................          4,762,119
     574,725    RenaissanceRe Holdings, Ltd. ................         23,563,725

                                                                     104,682,855

Retail - Discount - 0.2%
     145,940    Fred's, Inc. ................................          3,982,849

Retail - Office Supplies - 0.8%
     926,010    Staples, Inc.* ..............................         14,353,155

Retail - Restaurants - 0.9%
      77,905    Darden Restaurants, Inc. ....................          1,478,637
     689,185    Yum! Brands, Inc.* ..........................         15,527,338

                                                                      17,005,975

Satellite Telecommunications - 1.3%
   1,153,035    EchoStar Communications Corp.* ..............         23,510,384

Savings/Loan/Thrifts - 0.4%
     543,640    Sovereign Bancorp, Inc. .....................          7,654,451

Schools - 3.4%
   1,089,463    Apollo Group, Inc. - Class A* ...............         45,212,714
     585,105    University of Phoenix Online* ...............         18,196,765

                                                                      63,409,479

Semiconductor Components/Integrated Circuits - 0.8%
     742,345    Integrated Device Technology, Inc.* .........          7,332,142
     472,820    Marvell Technology Group, Ltd.* .............          7,664,412

                                                                      14,996,554

Semiconductor Equipment - 2.0%
     486,595    KLA-Tencor Corp.* ...........................         17,327,648
     610,825    Novellus Systems, Inc.* .....................         19,302,070

                                                                      36,629,718

Textile - Home Furnishings - 1.4%
     467,715    Mohawk Industries, Inc.* ....................         25,046,138

Tools - Hand Held - 0.7%
     427,840    Stanley Works ...............................         13,849,181

Transportation - Air Freight - 0.9%
     489,605    CNF, Inc. ...................................         15,760,385

Transportation - Railroad - 0.8%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         10,052,625
     152,500    CSX Corp. ...................................          4,209,000

                                                                      14,261,625

Transportation - Services - 0.4%
     226,860    Expeditors International of Washington, Inc.      $    7,148,359

Travel Services - 1.7%
      69,860    Hotels.com - Class A* .......................          4,355,771
   1,097,690    USA Interactive* ............................         27,760,580

                                                                      32,116,351
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Total Common Stock (cost $1,738,208,579) ....................      1,604,681,165
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Corporate Bonds - 0.1%
Wireless Equipment - 0.1%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,551,017)           1,925,000
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Repurchase Agreement - 4.1%
  75,100,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $75,104,016
                  collateralized by $116,094,825
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,771,279 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $74,559,970
                  and $2,042,033 (cost $75,100,000) .........         75,100,000
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Time Deposits - 7.8%
                ABN Amro Bank N.V.
  90,000,000      1.85%, 11/1/02 ............................         90,000,000
                Societe Generale, New York
  54,700,000      1.875%, 11/1/02 ...........................         54,700,000
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Total Time Deposits (cost $144,700,000) .....................        144,700,000
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U.S. Government Agencies - 2.7%
                Federal Home Loan Bank System
  25,000,000      1.69%, 11/20/02 ...........................         24,977,701
                Freddie Mac
  25,000,000      1.70%, 11/5/02 ............................         24,995,278
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Total U.S. Government Agencies (amortized cost $49,972,979) .         49,972,979
--------------------------------------------------------------------------------
Total Investments (total cost $2,010,532,575) - 101.2% ......      1,876,379,144
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2)%     (22,186,857)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,854,192,287
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.2%         $   78,715,827
Canada                                               0.5%             10,052,625
Ireland                                              0.9%             16,578,283
Switzerland                                          0.4%              8,023,307
United States++                                     94.0%          1,763,009,102
--------------------------------------------------------------------------------
Total                                              100.0%         $1,876,379,144

++Includes Short-Term Securities (79.6% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Enterprise Fund  October 31, 2002

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STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  2,010,533

Investments at value                                                $  1,876,379
  Cash                                                                     1,283
  Receivables:
    Investments sold                                                      11,780
    Fund shares sold                                                       3,699
    Dividends                                                                353
    Interest                                                                  79
  Other assets                                                                 1
--------------------------------------------------------------------------------
Total Assets                                                           1,893,574
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 33,062
    Fund shares repurchased                                                4,459
    Advisory fees                                                          1,012
    Transfer agent fees and expenses                                         463
  Accrued expenses                                                           386
--------------------------------------------------------------------------------
Total Liabilities                                                         39,382
--------------------------------------------------------------------------------
Net Assets                                                          $  1,854,192
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           80,862

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      22.93
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                      Janus Enterprise Fund  October 31, 2002  5

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STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      6,170
  Dividends                                                                5,647
--------------------------------------------------------------------------------
Total Investment Income                                                   11,817
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           16,365
  Transfer agent fees and expenses                                         5,838
  Registration fees                                                           19
  Postage and mailing expenses                                               345
  Custodian fees                                                             131
  Printing expenses                                                          492
  Audit fees                                                                  23
  Trustees' fees and expenses                                                 23
  Other expenses                                                             113
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Total Expenses                                                            23,349
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (594)
--------------------------------------------------------------------------------
Net Expenses                                                              22,755
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            (10,938)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,126,737)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     531,932
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Net Realized and Unrealized Gain/(Loss) on Investments                 (594,805)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (605,743)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Enterprise Fund  October 31, 2002

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STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                2002            2001

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (10,938)    $   (26,495)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                  (1,126,737)     (2,903,394)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   531,932     (1,581,463)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (605,743)     (4,511,352)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              --
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          666,476       2,193,574
  Reinvested dividends and distributions                                    --              --
  Shares repurchased                                               (1,278,359)     (2,694,968)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (611,883)       (501,394)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (1,217,626)     (5,012,746)
Net Assets:
  Beginning of period                                                3,071,818       8,084,564
----------------------------------------------------------------------------------------------
  End of period                                                   $  1,854,192    $  3,071,818
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  6,642,263    $  7,265,084
  Accumulated net investment income/(loss)*                                 --              --
  Accumulated net realized gain/(loss) from investments*           (4,653,917)     (3,527,180)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    (134,154)       (666,086)
----------------------------------------------------------------------------------------------
                                                                  $  1,854,192    $  3,071,818
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           24,669          49,057
  Reinvested distributions                                                  --              --
----------------------------------------------------------------------------------------------
Total                                                                   24,669          49,057
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (47,327)        (63,712)
Net Increase/(Decrease) in Fund Shares                                (22,658)        (14,655)
Shares Outstanding, Beginning of Period                                103,520         118,175
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       80,862         103,520
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  1,404,006    $  3,946,533
  Proceeds from sales of securities                                  2,086,373       4,407,859
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Enterprise Fund  October 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                                2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      29.67     $      68.41     $      58.64     $      32.33     $      30.86
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (6.74)          (38.74)            13.10            30.61             3.43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (6.74)          (38.74)            13.10            30.61             3.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --               --
  Distributions (from capital gains)*                         --               --           (3.33)           (4.30)           (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --               --           (3.33)           (4.30)           (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      22.93     $      29.67     $      68.41     $      58.64     $      32.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (22.72)%         (56.63)%           22.29%          104.09%           11.79%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,854,192     $  3,071,818     $  8,084,564     $  2,329,698     $    558,999
Average Net Assets for the Period (in thousands)    $  2,518,273     $  4,858,360     $  7,265,824     $  1,126,839     $    551,467
Ratio of Gross Expenses to Average Net Asset*(1)           0.93%            0.92%            0.90%            0.98%            1.08%
Ratio of Net Expenses to Average Net Assets(1)             0.90%            0.90%            0.88%            0.95%            1.06%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.43)%          (0.55)%          (0.65)%          (0.67)%          (0.67)%
Portfolio Turnover Rate                                      64%              85%              80%              98%             134%

(1) See "Explanation of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Enterprise Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

*    Non-income-producing security

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                  Purchases                  Sales                 Realized        Dividend       Market Value
             Shares        Cost       Shares        Cost          Gain/(Loss)       Income        at 10/31/02
--------------------------------------------------------------------------------------------------------------
Cree, Inc.    3,555      $88,943    3,654,785   $187,150,198    $(124,747,969)        --           $8,187,885
--------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                      Janus Enterprise Fund  October 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Enterprise Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

10  Janus Enterprise Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                     Janus Enterprise Fund  October 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees. paid to DST for the period ended October 31, 2002, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                 DST Fees
================================================================================
          $379,137                 $284,424                  $727,354
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2002, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                            Purchases        Sales       Dividend   Market Value
                           Shares/Cost    Shares/Cost     Income    at 10/31/02
================================================================================
Janus Money Market Fund
Janus Enterprise Fund     $110,000,000   $110,000,000    $42,044         --
--------------------------------------------------------------------------------

12  Janus Enterprise Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                     Net Tax AP/DP
Undistributed    Undistributed                        on Foreign      Net Tax
  Ordinary         Long-Term        Accumulated        Currency      AP/DP on
   Income            Gains        Capital Losses      and Futures   Investments
--------------------------------------------------------------------------------
     --                --        $(4,639,617,198)          --     $(148,453,850)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

       Federal Tax                Unrealized                   Unrealized
          Cost                   Appreciation                (Depreciation)
================================================================================
     $2,024,832,994              $155,406,682                $(303,860,532)
--------------------------------------------------------------------------------

                                     Janus Enterprise Fund  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                         Distributions
------------------------------------------------------------
     From Ordinary       From Long-Term      Tax Return of    Net Investment
         Income          Capital Gains          Capital            Loss
================================================================================
           --                  --                  --          $(10,938,190)
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction on November 26, 2002, the Berger Trustees approved the reorganization of the Berger Mid Cap Growth Fund into the Janus Enterprise Fund, subject to shareholder approval.

14  Janus Enterprise Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Enterprise Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                     Janus Enterprise Fund  October 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

16  Janus Enterprise Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                     Janus Enterprise Fund  October 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

18  Janus Enterprise Fund  October 31, 2002

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
                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                     Janus Enterprise Fund  October 31, 2002  19

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Jonathan D. Coleman**        Executive Vice President              2/02-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Co-Portfolio Manager (1997-
Denver, CO 80206             Janus Enterprise Fund                                  2000) for Janus Venture Fund and
Age 31                                                                              Analyst (1994-1997 and 2000-2002) for
                                                                                    Janus Capital Corporation.

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

20  Janus Enterprise Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                     Janus Enterprise Fund  October 31, 2002  21

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NOTES

22  Janus Enterprise Fund  October 31, 2002

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NOTES

                                     Janus Enterprise Fund  October 31, 2002  23

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NOTES

24  Janus Enterprise Fund  October 31, 2002

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NOTES

                                     Janus Enterprise Fund  October 31, 2002  25

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--------------------------------------------------------------------------------

                       [LOGO] Janus

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                     ENT50-12/02

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